UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2009 (December 18, 2009)

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in charter)

Tennessee	00051281	62-1815881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Mallory Station Road Suite 207 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 599-2274

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Effective as of December 18, 2009, Tennessee Commerce Bancorp, Inc. (the “Company”) entered into subscription agreements with non-affiliates of the Company (the “Non-Affiliate Subscription Agreements”) and subscription agreements with affiliates of the Company (the “Affiliate Subscription Agreements”) related to the issuance and sale of 903,394 shares of the Company’s common stock, par value $0.50 per share (the “Common Stock”). Pursuant to the Non-Affiliate Subscription Agreements, non-affiliates of the Company agreed to purchase 788,894 shares of Common Stock at a price of $3.63 per share and pursuant to the Affiliate Subscription Agreements, affiliates of the Company agreed to purchase 114,500 shares of Common Stock at a price of $3.65 per share. Each investor was required to purchase a minimum of 2,500 shares of Common Stock and was permitted to purchase no more than 250,000 shares of Common Stock. The Company had the ability to waive these minimum and maximum subscription amounts, however, for any director, officer or employee of the Company who subscribed for shares of Common Stock. The offering closed on December 18, 2009.

The Common Stock was offered without a placement agent, underwriter, broker or dealer. The net proceeds of the offering to the Company were approximately $3.2 million. The Company intends to use the net proceeds from the offering for general corporate purposes.

The Common Stock was offered and sold pursuant to a prospectus dated July 20, 2009, and a prospectus supplement dated December 11, 2009, pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-160712) declared effective by the Securities and Exchange Commission on July 27, 2009 (the “Registration Statement”).

The above description of the material terms of the Non-Affiliate Subscription Agreements and the Affiliate Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the forms of the Non-Affiliate Subscription Agreement and the Affiliate Subscription Agreement that are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.  Other Events.

On December 21, 2009, the Company issued a press release announcing the completion of the above-described offering, a copy of which is filed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

Additionally, the opinion and consent of Waller Lansden Dortch & Davis, LLP as to the validity of the shares of Common Stock offered pursuant to the prospectus supplement dated December 11, 2009 filed as Exhibits 5 and 23 to this Current Report on Form 8-K, respectively, are incorporated by reference into the Registration Statement as exhibits thereto.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

5	Legal Opinion of Waller Lansden Dortch & Davis, LLP

10.1	Form of Subscription Agreement for Non-Affiliate Investors

10.2	Form of Subscription Agreement for Affiliate Investors

23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)

99	Press release issued December 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

	By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer

Date: December 21, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

5	Legal Opinion of Waller Lansden Dortch & Davis, LLP

10.1	Form of Subscription Agreement for Non-Affiliate Investors

10.2	Form of Subscription Agreement for Affiliate Investors

23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)

99	Press release issued December 21, 2009